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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington,  D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report  (Date of earliest event reported):  November 9, 1998


                           THE COVALENT GROUP, INC.
                           ------------------------
                (Exact name of issuer as specified in charter)

              NEVADA                0-21145             56-1668867
  (State or Other Jurisdiction    (Commission        (I.R.S. Employer
       of Incorporation or           file             Identification
          Organization)             number)               Number)

                        ONE GLENHARDIE CORPORATE CENTER
                              1275 DRUMMERS LANE
                                   SUITE 100
                          WAYNE,  PENNSYLVANIA  19087
                   (Address of principal executive offices)


                                (610) 975-9533
             (Registrant's telephone number, including area code)
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Item 5. Other Events

        As is more fully described in the attached press release, the Company has recently entered into a multi-year contract for clinical trials with an aggregate estimated value of approximately $13.6 million. The contract also provides for the Company to administer and manage an additional $25 million in investigator grants, clinical development fees, and other related expenses. See the attached press release for more detailed information.


This report, including the press release attached hereto, contains statements that are not based on historical fact and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Among other things, they regard the Company's liquidity, financial condition, operational matters and the potential revenues to be received from new contracts. Words or phrases denoting the anticipated results of future events, such as "anticipate," "believe," "estimate," "expects," "may," "will continue," "project," and similar expressions that denote uncertainty are intended to identify such forward-looking statements. Additionally, from time to time, the Company or its representatives have made or may make oral or written forward-looking statements. Such forward-looking statements may be included in various filings made by the Company with the Securities and Exchange Commission, or in other press releases or oral statements made by or with the approval of an authorized executive officer of the Company. The Company's actual results, performance or achievements could differ materially from the results expressed
in, or implied by, such forward-looking statements:  (1)   as a result of risks
and uncertainties identified in the Company's publicly filed reports and registration statements; (2) as a result of the outcome of one or more of the contracts described in the press release attached hereto; (3) as a result of factors over which the Company has no control, including the strength of domestic and foreign economies, the overall CRO and pharmaceutical industries, sales growth, competition and certain cost increases; or (4) if the factors on which the Company's conclusions are based do not conform to the Company's expectations.

Item 7. Financial statements, pro forma financial information and exhibits

        (c)   Exhibits

        99.1  Press release dated November 9, 1998
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                                   Signature


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: November 9, 1998                           Covalent Group, Inc.

                                                 /s/ William K. Robinson
                                                 ----------------------------
                                                 William K. Robinson
                                                 Chief Financial Officer
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                                 Exhibit Index



Exhibit No.                  Description
-----------                  -----------

99.1                         Press release dated November 9, 1998